Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Quarterly Max Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated June 23, 2025

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given buffer and Target Outcome Period. On June 20, 2025, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of June 23, 2025. The new Target Outcome Period will end on September 19, 2025. The cap and buffer for the Fund for the Target Outcome Period beginning on June 23, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)	Buffer (before fees and expenses)	Buffer (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly Max Buffer ETF (SQMX)	3.00%	2.79%	13.82%	13.61%

Please Keep this Supplement with your Fund Prospectus for Future Reference